Exhibit 10.7

AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Amendment (this “Amendment”) to the Purchase Agreement (defined below) is made effective as of 13/8/2024 (the “Effective Date”), by and between Kronos Louisiana, Inc., a corporation organized under the laws of the State of Delaware (“Kronos Partner”), Kronos Worldwide, Inc., a corporation organized under the laws of the State of Delaware (“Kronos Parent” and together with Kronos Partner, “Kronos”), Venator Investments Ltd., a limited liability company organized under the laws of the Cayman Islands (“Venator Partner” and together with Kronos Partner, the “Partners”), Venator Materials PLC, a public limited company organized under the laws of England and Wales (“Venator Parent” and together with Venator Partner, “Venator”) and Louisiana Pigment Company, L.P., a limited partnership organized under the laws of Delaware (the “Joint Venture”). Kronos Partner, Kronos Parent, Venator Partner, Venator Parent and the Joint Venture may each be individually referred to as a “Party” and collectively referred to as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Purchase and Sale Agreement (the “Purchase Agreement”) on July 16, 2024;

WHEREAS, the Parties have determined to amend the Purchase Agreement in accordance with Section 6.10 of the Purchase Agreement as set forth herein;

WHEREAS, Venator has requested that the Joint Venture deliver certain Venator Packaging to Venator Partner as soon as practicable after the date of this Amendment; and

WHEREAS, Kronos has agreed to cause the Joint Venture to deliver certain Venator Packaging to Venator Partner as soon as practicable after the date of this Amendment;

WHEREAS, Venator has agreed that Kronos be compensated for the cost of such Venator Packaging in the amount of $23,000; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to the Purchase Agreement, the Parties agree as follows:

Article I
AMENDMENT
Section 1.01Definitions.  Capitalized terms used herein and not otherwise defined have the meanings set forth in the Purchase Agreement.
Section 1.02Amendment of Section 2.3(b). Section 2.3(b) is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

The post-closing adjustment shall be an amount equal to (i) the Final Consideration minus (ii) the Closing Consideration, (iii) minus $23,000 (the

“Post-Closing Adjustment”). If the Post-Closing Adjustment is a positive number, Kronos Partner shall pay to Venator Partner an amount equal to the Post-Closing Adjustment. If the Post-Closing Adjustment is a negative number, Venator Partner shall pay to Kronos Partner an amount equal to the Post-Closing Adjustment.

Section 1.03Delivery of Venator Packaging. As soon as practicable following the date of this Amendment, Kronos shall cause the Joint Venture to make available for collection by Venator (or its nominee) 50,000 Venator-branded AA (paper with a capacity of 25kg and Joint Venture reference PO775TT) bags.
Section 1.04Subject to the Purchase Agreement.  Except as expressly amended by this Amendment, nothing in this Amendment shall, or shall be deemed or construed to, supersede, amend, alter, modify, limit or waive any of the terms or provisions of the Purchase Agreement in any manner whatsoever and the Purchase Agreement shall remain in full force and effect and be enforceable against the parties thereto in accordance with its terms and provisions. Each reference to “hereof,” “herein,” “hereby,” and “this Agreement” in the Purchase Agreement will from and after the entry into this Amendment refer to the Purchase Agreement as amended by this Amendment. Notwithstanding anything to the contrary in this Amendment, the date of the Purchase Agreement, as amended hereby, will in all instances remain as July 16, 2024, and any references in the Purchase Agreement to “the date of this Agreement,” “the date hereof,” “the date first written above,” and similar references will continue to refer to July 16, 2024.
Article II
Miscellaneous
Section 2.01Miscellaneous. The terms and provisions of Section 6.2through 6.18 of the Purchase Agreement shall apply to this Amendment, mutatis mutandis.

(Signature Pages Follow)

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment effective as of the Effective Date.

KRONOS LOUISIANA, INC.

By:   /s/ Brian W. Christian
Name: Brian W. Christian
Title: Executive Vice President and COO

KRONOS WORLDWIDE, INC.

By:    /s/ Brian W. Christian
Name: Brian W. Christian
Title: Executive Vice President and COO

[Signature Page to Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment effective as of the Effective Date.

VENATOR INVESTMENTS LTD.

By:   /s/ Bertrand Maurice Andre Defoort
Name: Bertrand Maurice Andre Defoort
Title: Authorized Signatory

VENATOR MATERIALS PLC

By:   /s/ Alex Paterson
Name: Alex Paterson
Title: Authorized Signatory

[Signature Page to Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment effective as of the Effective Date.

LOUISIANA PIGMENT COMPANY, L.P.

KRONOS LOUISIANA, INC.,

its general partner

By:   /s/ Brian W. Christian

Name: Brian W. Christian

Title:Executive Vice President and COO

[Signature Page to Amendment to Purchase Agreement]